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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 20, 2002
                Date of Report (Date of earliest event reported)


                                  INERGY, L.P.
             (Exact name of Registrant as specified in its charter)

          Delaware                      0-32453                   43-1918951
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification Number)


                       2 Brush Creek Boulevard, Suite 200
                              Kansas City, MO 64112
                    (Address of principal executive offices)



                                 (816) 842-8181
              (Registrant's telephone number, including area code)

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Item 5. Other Events

              On November 20, 2002, Inergy, L.P. (the "Partnership") issued a press release reporting its fiscal year 2002 financial results. A copy of the press release is included as an exhibit to this Current Report.

Item 7. Financial Statements and Exhibits.

        (c)   Exhibits.

99.1    Press release dated November 20, 2002

                                        1

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      INERGY, L.P.

                                      By:   INERGY GP, LLC,
                                            Its Managing General Partner

Date: November 20, 2002               By:   /s/ R. Brooks Sherman Jr.
                                            -------------------------
                                            R. Brooks Sherman Jr.
                                            Vice President and Chief Financial
                                            Officer
                                            (Principal Financial and Accounting
                                            Officer)

                                        2

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                                  Exhibit Index


   Exhibit Number              Description
   --------------              -----------

        99.1                   Press Release dated November 20, 2002.

                                        3